UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 31, 2018
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On July 31, 2018 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through the indirect wholly-owned subsidiaries set out in the table in Item 2.03 of this Current Report on Form 8-K (the “Facility Borrowers”) entered into a Master Credit Facility Agreement (“MCFA”) that provides for a new Fannie Mae Credit Facility (the “Credit Facility”) originated by Berkeley Point Capital LLC (“Facility Lender” or “BPC”) in order to refinance 16 loans of the Facility Borrowers. Additionally, on the Closing Date, each of the five indirect wholly-owned subsidiaries set out in the table in Item 2.03 of this Current Report on Form 8-K (the “CME Borrowers”), refinanced an existing mortgage loan with PNC Bank, National Association (“CME Lender” or “PNC”) pursuant to the Freddie Mac Capital Markets Execution Program (the “CME”).
The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
On the Closing Date, each Facility Borrower and each CME Borrower prepaid and terminated the existing mortgage loan with the lender identified in the table in item 2.03 of this Current Report on Form 8-K as the “original lender.” The Facility Borrowers paid net $1,341,618 in the aggregate in prepayment penalties in connection with the refinancings and the CME Borrowers paid no prepayment penalties in connection with the refinancings.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The Credit Facility

On the Closing Date, the Facility Borrowers entered into the MCFA, Fixed Rate Notes and a Variable Rate Note (collectively, the “Notes”) and the other Loan Documents (defined below) for the benefit of the Facility Lender. The Credit Facility provides for three tranches: (i) a fixed rate loan in the aggregate principal amount of $331,001,400 that accrues interest at 4.43% per annum; (ii) a fixed rate loan in the aggregate principal amount of $137,917,250 that accrues interest at 4.57%; and (iii) a variable rate loan in the aggregate principal amount of $82,750,350 that accrues interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.70%. The unpaid principal balance on the existing loans was $479,318,649 and the aggregate amount received in connection with the refinancing was $551,669,000. A portion of the proceeds from the Credit Facility was used to refinance the existing indebtedness associated with the secured properties listed below.

Advances made under the Credit Facility have a maturity date of August 1, 2028 (the “Maturity Date”), unless the Maturity Date is accelerated in accordance with the terms of the Loan Documents. Interest only payments are payable monthly through August 1, 2025, with interest and principal payments due monthly thereafter. Monthly payments are due and payable on the first day of each month, commencing September 1, 2018.
The Facility Borrowers may voluntarily prepay all of the unpaid principal balance of the Credit Facility and all accrued interest thereon and other sums due to the Facility Lender pursuant to the Loan Documents, provided the Facility Borrowers provide the Facility Lender with prior notice of such prepayment and pay a prepayment fee, all in accordance with the terms of the Loan Agreements. The variable rate loan has a one-year lock-out on prepayment.
Advances made pursuant to the Credit Facility are secured by, among other things, the properties set out on the schedule below pursuant to a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt (the “Mortgage”). Additionally, pursuant to an Assignment of Leases and Rents and Security Agreement (“Assignment”), each Borrower has assigned all of its rights under the existing property management agreement to the Facility Lender upon an event of default under the Loan Documents. Each note and security document is cross-defaulted and cross-collateralized. Future advances on the Credit Facility may be granted by the Facility Lender in connection with the addition of additional mortgaged properties. The Credit Facility has customary covenants and provisions relating to events of default.
The Company entered into a Guaranty (the “Guaranty”, and collectively with the MCFA, the Notes and the Mortgage and Assignment, the “Loan Documents”) to and for the benefit of the Facility Lender in connection with the Credit Facility. The Company absolutely, unconditionally and irrevocably guarantees to the Facility Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.
The Facility Borrowers paid $1,930,842 in the aggregate in loan origination fees to the Facility Lender in connection with the refinancings, and Steadfast Apartment Advisor, LLC earned a loan coordination fee of $2,758,345.

Mortgaged Property	Borrower	Original Lender
1250 West Apartments	STAR 1250 West, LLC	BPC
Arbors at Brookfield	STAR Brookfield, LLC	Berkadia
Bella Terra at City Center	STAR Bella Terra, LLC	PNC
Carrington Park	STAR Carrington KC, LLC	BPC
Club at Summer Valley	STAR Summer Valley, LLC	Berkadia
Columns on Wetherington	STAR Wetherington, LLC	Berkadia
Eagle Lake Landing Apartments	STAR Eagle Lake, LLC	Berkadia
Harrison Place Apartments	STAR Harrison Place, LLC	CBRE
Hearthstone at City Center	STAR Hearthstone, LLC	PNC
PeakView at T-Bone Ranch	STAR T-Bone, LLC	BPC
Preston Hills at Mill Creek	STAR Preston Hills, LLC	BPC
Randall Highlands Apartments	STAR Randall Highlands	Berkadia
The Residences on McGinnis Ferry	STAR McGinnis Ferry	Berkadia
Sixteen50 @ Lake Ray Hubbard	STAR Hubbard, LLC	Wells Fargo
Terrace Cove Apartment Homes	STAR Terrace Cove, LLC	Berkadia
Villages at Spring Hill Apartments	STAR Spring Hill, LLC	BPC
The CME Refinancing
On the Closing Date, each of the CME Borrowers entered into a Loan Agreement with the CME Lender pursuant to the CME, as evidenced by a Multifamily Note (the “Note” and, together with the Loan Agreement, the CME Mortgage and the CME Guaranty, each described below, the “CME Loan Documents”). Pursuant to the CME, the CME Lender originates the mortgage loan and then transfers the loan to the Federal Home Loan Mortgage Corporation. Each Loan Agreement provides for a term loan (each a “CME Loan” and, collectively the “CME Loans”) with a maturity date of August 1, 2028 (the “CME Maturity Date”), unless the CME Maturity Date is accelerated in accordance with the loan terms. The unpaid principal balance on the existing loans was $131,318,742 and the aggregate amount received in connection with the refinancing was $160,850,000. A portion of the proceeds from the CME Loans was used to refinance the existing indebtedness associated with the secured properties listed below.
Each CME Loan accrues interest at a fixed rate of 4.43% per annum (the “Interest Rate”). The entire outstanding principal balance and any accrued and unpaid interest on each of the CME Loans are due on the CME Maturity Date. Interest only payments on the CME Loans are payable monthly in arrears on specified dates as set forth in each Loan Agreement and interest and principal payments are due beginning September 1, 2023. Monthly payments are due and payable on the first day of each month, commencing September 1, 2018.
  A CME Borrower may voluntarily prepay all of the unpaid principal balance of its CME Loan and all accrued interest thereon and other sums due to the applicable Lender under the CME Loan Documents following the first year of the loan, provided the CME Borrower provides the CME Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.
Each CME Loan is secured by, among other things, the corresponding property set out on the schedule below pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (each a “CME Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the applicable Lender upon an event of default under the CME Loan Documents.
The Company entered into a Guaranty (the “CME Guaranty”) to and for the benefit of the CME Lender in connection with each CME Loan. The Company absolutely, unconditionally and irrevocably guarantees to the CME Lender the full and prompt payment and performance when due of all amounts for which a CME Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the CME Lender in enforcing such CME Guaranty.

The CME Borrowers paid loan origination fees to the CME Lender in connection with each of the refinancings, and Steadfast Apartment Advisor, LLC earned a loan coordination fee in connection with the refinancings. The origination fee and loan coordination fee are set out below.

Mortgaged Property	Borrower	Original Lender	Origination Fee	Loan Coordination Fee
The 1800 at Barrett Lakes	STAR Barrett Lakes, LLC	BPC	$163,640	$204,550
Heritage Place Apartments	STAR Heritage Place, LLC	PNC	34,840	43,550
The Oasis	STAR Oasis, LLC	PNC	158,960	198,700
Ridge Crossings Apartments	STAR Ridge Crossings, LLC	BPC	232,400	290,500
Rosemont at East Cobb	STAR East Cobb, LLC	Berkadia	53,560	66,950
		Total	$643,400	$804,250

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	August 6, 2018	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer